As filed with the Securities and Exchange Commission on March 20, 2001

                                                    Registration No.:  333-63059
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                         Post-Effective Amendment No. 2
                                       to
                                    Form S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                           CROSSMANN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

            Indiana                                            35-1880120
 (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

                      9202 NORTH MERIDIAN STREET, SUITE 300
                           INDIANAPOLIS, INDIANA 46260
                                 (317) 843-9514
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                             ----------------------

                     John B. Scheumann Chairman of the Board
                           and Chief Executive Officer
                           Crossmann Communities, Inc.
                      9202 North Meridian Street, Suite 300
                           Indianapolis, Indiana 46204
                                 (317) 843-9514
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                   COPIES TO:

                              Steven K. Humke, Esq.
                                   Ice Miller
                         One American Square, Box 82001
                        Indianapolis, Indiana 46282-0002

================================================================================

DEREGISTRATION OF UNSOLD SECURITIES

     The Registration Statement on Form S-3 (Registration No. 333-63059) of Crossmann Communities, Inc. ("Crossmann") was filed with the Securities and Exchange Commission on September 9, 1998 (the "Registration Statement").

     Crossmann is filing this Post-Effective Amendment to the Registration Statement in order to withdraw from registration certain securities covered by the Registration Statement which remain unsold at the termination of the offering.

     Of the 327,192 shares of Common Stock registered, 93,992 were sold. 233,200 shares registered for sale by certain stockholders of Crossmann were not offered for sale by such stockholders pursuant to this Registration Statement. Accordingly, Crossmann hereby amends the Registration Statement to withdraw from registration such 233,200 shares of Crossmann's Common Stock.

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 2 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on March 20, 2001.


                                     CROSSMANN COMMUNITIES, INC.


                                     By: /s/ John B. Scheumann
                                         ---------------------------------------
                                         John B. Scheumann, Chairman of the
                                           Board and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 20, 2001.


     SIGNATURE                             TITLE


/s/ John B. Scheumann                      Chairman of the Board (Principal
-----------------------------------------  Executive Officer) and Director
John B. Scheumann



/s/ Richard H. Crosser*                    Director
-----------------------------------------
Richard H. Crosser



/s/ Jennifer A. Holihen*                   Treasurer (Principal Financial
-----------------------------------------  Officer and Principal Accounting
Jennifer A. Holihen                        Officer) and Director



/s/ Larry S. Wechter*                      Director
-----------------------------------------
Larry S. Wechter



/s/ James C. Shook*                        Director
-----------------------------------------
James C. Shook


* By: /s/ John B. Scheumann
      -----------------------------------
      John B. Scheumann, Attorney in Fact